UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2007
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21180 (Commission File Number)	77-0034661 (IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of Principal Executive Offices)
(Zip Code)
(Registrant’s telephone number, including area code): (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; CONPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.02

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; CONPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on December 14, 2007, Intuit’s stockholders approved the following matters:
•	An amendment to Intuit’s 2005 Equity Incentive Plan to (1) extend the term of the plan by an additional year, through December 9, 2009; and (2) add 10,000,000 shares to cover awards under the plan through its amended term; and

•	Adoption of the Intuit Senior Executive Incentive Plan.
     The amendments to the 2005 Equity Incentive Plan and the adoption of the Senior Executive Incentive Plan were previously adopted by Intuit’s Board of Directors, subject to the approval of stockholders, which was received on December 14, 2007.
     2005 Equity Incentive Plan: Employees of Intuit and its subsidiaries, non-employee directors of Intuit and consultants of Intuit and its subsidiaries are eligible to receive awards under the 2005 Equity Incentive Plan (the “Plan”). Awards under the Plan may be in the form of non-qualified and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights and stock bonus awards. In any fiscal year, no more than 50% of the shares subject to equity awards granted in such fiscal year may have an exercise price or purchase price per share that is less than fair market value on the applicable date of grant. So that awards may qualify under Section 162(m) of the Internal Revenue Code, which permits performance-based compensation meeting the requirements established by the IRS to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain senior executives, the Plan limits awards to individual participants as follows: (1) No more than 6,000,000 shares may be made subject to awards granted to an employee in the year of his or her hire; and (2) No more than 4,000,000 shares may be made subject to awards granted to an employee in any other year. Stock options and stock appreciation rights will have a term no longer than seven years. The Compensation and Organizational Development Committee may make the grant, issuance, retention and/or vesting of restricted stock awards, restricted stock units and stock bonus awards contingent upon continued employment with Intuit, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate. Repricing, or reducing the exercise price of a stock option or stock appreciation right without stockholder approval is prohibited. The Plan also prohibits the repurchase of any outstanding “underwater” option (an option with an exercise price greater than the then-current fair market value of the stock).
     Senior Executive Incentive Plan: The Senior Executive Incentive Plan (the “SEIP”) is intended to satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Executive officers, as determined by Intuit’s Compensation and Organizational Development Committee (the “CODC”), are eligible to participate in the SEIP. Generally, under Section 162(m), the federal income tax deductibility of compensation paid to Intuit’s President and Chief Executive Officer and each of the next three most highly compensated executive officers (other than its Chief Financial Officer) may be limited to the extent that it exceeds $1,000,000 in any one year. Intuit can deduct compensation in excess of that amount if the compensation qualifies as “performance-based compensation” under Section 162(m). Subject to the terms of the SEIP, the CODC has the sole discretion to determine the key employees who will receive awards and the amounts, terms and conditions of each award. Under the SEIP, during any Intuit fiscal year no participant may receive an award of more than $5,000,000. Under the SEIP, the CODC will determine the fiscal year or other performance period for measuring actual performance (each a “Performance Period”). The CODC will establish for each Performance Period (a) the performance goals based on business criteria and the target levels of performance, and (b) a formula for calculating a participant’s award based on actual performance compared to the pre-established performance goals. Performance goals will be based on one or more of the following business criteria: revenue, operating income, net income, earnings per share, return on net assets, cash flow, stockholder return, return on investment, revenue growth, market share, strategic positioning, return on equity, new product releases and employee productivity and satisfaction metrics. The CODC may set performance periods and performance goals that differ from participant to participant. For example, the CODC may designate performance goals based on either Intuit-wide or business unit results, as appropriate for the participant’s specific responsibilities. After the end of each Performance Period, the CODC will determine the extent to which the performance goals for each participant were achieved. The CODC will determine the actual award (if any) for each participant by the level of actual performance achieved. However, the CODC retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Awards under the SEIP generally will be payable in cash after the end of the Performance Period during which the award was earned.
     The foregoing descriptions are qualified in their entirety by reference to the actual terms of each plan. Each plan is filed as an exhibit to this report. For additional information about the plans, refer to Proposals 3 and 4, on pages 43-48 and 50-51, respectively, of Intuit’s 2007 proxy statement, as filed with the Securities and Exchange Commission on November 1, 2007.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
10.01
Intuit Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-148112) filed by the registrant with the Securities and Exchange Commission on December 17, 2007).

10.02	Intuit Inc. Senior Executive Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: December 17, 2007	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.01
Intuit Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-148112) filed by the registrant with the Securities and Exchange Commission on December 17, 2007).

10.02	Intuit Inc. Senior Executive Incentive Plan.